UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 27, 2023
(Date of earliest event reported)
Commission file number 001-36440

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		46-4987888
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02            Results of Operations and Financial Condition
Avanos Medical, Inc. (the “Company”) announced its results of operations for the three months ended March 31, 2023 in a press release dated May 3, 2023. A copy of the press release is furnished herewith as Exhibit 99.1.
The information contained in Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report or Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 5.07    Submission of Matters to a Vote of Security Holders
The Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) was held on April 27, 2023 at the Company’s headquarters in Alpharetta, Georgia. A total of 43,916,111 shares of the Company’s common stock were represented at the 2023 Annual Meeting in person or by proxy, constituting approximately 94.23% of the outstanding shares entitled to vote at the 2023 Annual Meeting.
At the 2023 Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the proxy statement filed by the Company with the Securities and Exchange Commission on March 17, 2023:
1.To elect Gary D. Blackford, John P. Byrnes, Dr. Lisa Egbuonu-Davis, Patrick J. O’Leary, Dr. Julie Shimer and Joseph F. Woody to serve one-year terms expiring at the 2024 Annual Meeting of Stockholders (“Proposal No. 1”);
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2023 (“Proposal No. 2”);
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers, or NEOs (“Proposal No. 3”); and
4.To approve an amendment to the Company’s 2021 Long Term Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 1,250,000 shares (“Proposal No. 4”).
The Company’s stockholders approved the nominees recommended for election in Proposal No. 1. The votes cast on Proposal No. 1 were as follows:

Director	For	Withhold	Broker non-votes
Gary D. Blackford	40,939,693	719,638	2,256,780
John P. Byrnes	41,020,988	638,343	2,256,780
Dr. Lisa Egbuonu-Davis	41,187,183	472,148	2,256,780
Patrick J. O’Leary	41,327,319	332,012	2,256,780
Dr. Julie Shimer	35,455,820	6,203,511	2,256,780
Joseph F. Woody	41,422,567	236,764	2,256,780
The Company’s stockholders approved Proposal No. 2. The votes cast on Proposal No. 2 were as follows:

	For	Against	Abstain
Appointment of Deloitte & Touche LLP	43,502,269	268,752	145,090
The Company’s stockholders approved Proposal No. 3. The votes cast on Proposal No. 3 were as follows:

	For	Against	Abstain	Broker non-votes
Approval of NEO compensation	38,956,746	2,593,580	109,005	2,256,780
The Company’s stockholders approved Proposal No. 4. The votes cast on Proposal No. 4 were as follows:

	For	Against	Abstain	Broker non-votes
Amendment of the 2021 Long Term Incentive Plan	39,961,025	1,585,386	112,920	2,256,780

Item 9.01        Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
99.1	Press release issued by Avanos Medical, Inc. on May 3, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	May 3, 2023	By:	/s/ Mojirade James
Mojirade James Senior Vice President and General Counsel